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                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated February 16, 1999, in this Registration Statement (Form N-1A No. 33-14737) of Van Eck/Chubb Funds, Inc.

                                                           ERNST & YOUNG LLP

New York, New York
February 25, 1999